Exhibit 10.3


                            LENDER JOINDER AGREEMENT

         THIS LENDER JOINDER AGREEMENT (this "Agreement") dated as of August 3, 2004 to the Credit Agreement referenced below is among C&D TECHNOLOGIES, INC., a Delaware corporation (the "Parent"), C&D INTERNATIONAL INVESTMENT HOLDINGS INC., a Delaware corporation ("International", and together with the Parent, the "Borrowers"), the Guarantors identified on the signature pages hereto (the "Guarantors"), CALYON NEW YORK BRANCH (the "New Lender") and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").

                                   WITNESSETH

         WHEREAS, a $175 million credit facility has been extended to the Borrower pursuant to the terms of the Amended and Restated Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of June 30, 2004 among the Borrowers, the Guarantors, the Lenders identified therein and the Administrative Agent;

         WHEREAS, pursuant to Section 2.01(c) of the Credit Agreement, the Parent has the right to increase the Aggregate Revolving Commitments by up to $25 million with new Revolving Commitments from any Person selected by the Parent and approved by the Administrative Agent; and

         WHEREAS, the New Lender has agreed to provide a $15 million Revolving Commitment under the Credit Agreement on the terms set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         2. Revolving Commitment. The New Lender hereby agrees that from and after the date hereof the New Lender shall have a Revolving Commitment of $15 million under the Credit Agreement. The Borrowers, the Guarantors and the New Lender hereby acknowledge, agree and confirm that the New Lender shall from and after the date hereof be deemed to be a party to the Credit Agreement and a "Lender" for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents as if the New Lender had executed the Credit Agreement.

         3. Conditions Precedent. This Agreement shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

                  (a) receipt by the Administrative Agent of this Agreement executed by the Borrowers, the Guarantors and the New Lender;

                  (b) receipt by the Administrative Agent of a Revolving Note for the New Lender; and

                  (c) receipt by the Administrative Agent of a certificate from the secretary of each Loan Party certifying that the resolutions of such Loan Party delivered to the Administrative Agent on the Closing Date have not been in any way amended, annulled, rescinded or revoked and are in full force and effect on the date hereof.

         4. Notices. The applicable address, facsimile number and electronic mail address of the New Lender for purposes of Section 11.02 of the Credit Agreement are as set forth in the administrative questionnaire delivered by the New Lender to the Administrative Agent and the Borrower on or before the date hereof or to such other address, facsimile number and electronic mail address as shall be designated by the New Lender in a notice to the Administrative Agent and the Borrower.

         5. Reaffirmation of Guaranty. Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Loan Documents and
(c) agrees that this Agreement shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

         6. Acknowledgment by Agent. The Administrative Agent hereby acknowledges and agrees that the New Lender is reasonably acceptable to the Administrative Agent and the Administrative Agent hereby approves the selection of the New Lender.

         7. Governing Law. This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

         8. Counterparts. This Agreement may be executed (a) in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract and (b) by facsimile signature, which shall be deemed for all purposes to be an original signature.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the Borrower, the Guarantors, the New Lender and the Administrative Agent have caused this Agreement to be executed by their officers thereunto duly authorized as of the date hereof.

PARENT:                C&D TECHNOLOGIES, INC.,
                       a Delaware corporation

                       By: /s/ Stephen E. Markert, Jr.
                          -----------------------------------------
                       Name:   Stephen E. Markert, Jr.
                       Title:  Chief Financial Officer


INTERNATIONAL:         C&D INTERNATIONAL INVESTMENT HOLDINGS INC.,
                       a Delaware corporation

                       By: /s/ Robert T. Marley
                          -----------------------------------------
                       Name:   Robert T. Marley
                       Title:  Vice President and Treasurer


GUARANTORS:            C&D CHARTER HOLDINGS, INC.,
                       a Delaware corporation
                       DATEL, INC.,
                       a Delaware corporation
                       DATEL SYSTEMS, INC.,
                       a Massachusetts corporation

                       By: /s/ Robert T. Marley
                          -----------------------------------------
                       Name:   Robert T. Marley
                       Title:  Vice President and Treasurer
                               of each foregoing Guarantor

                       DATEL HOLDING CORPORATION,
                       a Delaware corporation

                       By: /s/ James D. Johnson
                          -----------------------------------------
                       Name:   James D. Johnson
                       Title:  President


NEW LENDER:            CALYON NEW YORK BRANCH

                       By: /s/ James Gibson
                          -----------------------------------------
                       Name:   James Gibson
                       Title:  Managing Director

                       By: /s/ Scott R. Chappelka
                          -----------------------------------------
                       Name:   Scott R. Chappelka
                       Title:  Director


ADMINISTRATIVE AGENT:  BANK OF AMERICA, N.A.,
                       as Administrative Agent

                       By: /s/ Charles R. Dickerson
                          -----------------------------------------
                       Name:   Charles R. Dickerson
                       Title:  Senior Vice President